UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 19, 2021

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2021, Mr. Ned N. Fleming III, a member of the board of directors (the “Board”) of Veritex Holdings, Inc. (“Veritex” or the “Company”), notified the Company that he will not stand for reelection to the Board at the Company’s 2021 annual meeting of shareholders (the “2021 Annual Meeting”). Mr. Fleming is currently a member of the Audit Committee of the Board and Chairperson of the Compensation Committee of the Board, and will serve in his current positions until the 2021 Annual Meeting.

Choosing to depart from the Board after years of valued service, Mr. Fleming is a founder and Managing Partner of SunTx Capital Partners (“SunTx”), a leading private equity firm with a demonstrated track record of building exceptional businesses in the region. He currently serves as Executive Chairman of Construction Partners, Inc. (Nasdaq: ROAD), Chairman of NationsBuilders Insurance Services, and Chairman of Big Outdoor, LLC. Mr. Fleming and SunTx were instrumental in helping to found Veritex 10 years ago, providing essential financial resources and strategic guidance. Mr. Fleming has served on various Veritex committees of the Board, which responsibilities included chairing the Audit Committee and then later, the Compensation Committee.

Mr. Fleming noted, “I have truly enjoyed working with the Veritex family over the past 10 years and take great pride in Veritex Community Bank’s growth during that time. The Bank is in strong financial standing and ideally situated to further contribute to the economic growth of the Texas community. I wish Malcolm, the entire management team and Board all the best moving forward.”

“Ned and SunTx have contributed significantly to the Bank’s success from its very beginning as a small private bank to our position today as the ninth largest publicly traded financial institution based in the State of Texas,” said C. Malcolm Holland, III, Chief Executive Officer and President of the Company. “We are most grateful for his long tenure of service and commitment, his professional acumen and expertise and his friendship.”

Mr. Fleming’s decision not to stand for reelection to the Board was not based on any disagreement with the Company or management of the Company.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated March 19, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	March 19, 2021